Income Taxes	6 Months Ended
Jul. 31, 2022
Income Taxes.
Income Taxes

Note 18 - Income Taxes

The effective tax rates (which is the provision for income taxes expressed as a percentage of income before income taxes) were 27.8% and 26.0% for the three and six month periods ended July 31, 2022, respectively, and 10.5% and 15.3% for the same periods in fiscal 2022, respectively. The increase in the three and six month periods ended July 31, 2022 compared to the same periods in fiscal 2022 was primarily due to a change in tax rate and release in valuation allowances on tax losses carried forward during the comparative period. The remainder of the differences are due to normal course movements and non-material items.